SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 March 23, 2004



                   CAREY INSTITUTIONAL PROPERTIES INCORPORATED
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)



      MARYLAND                          0-20016                      13-3602400
-----------------------                 --------                  --------------
(State of Organization)           (Commission File No.)           (IRS Employer
                                                                  Identification
                                                                  Number)




                         50 Rockefeller Plaza, 2nd Floor
                               New York, NY 10020
                               ------------------
                    (Address of principal executive offices)


                                 (212) 492-1100
                                 --------------
              (Registrant's telephone number, including area code)

Items 1- 6, 8, 10-12.  None

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

99.1 Press release dated March 23, 2004 announcing the declaration of dividends to shareholders.

Item 9.  Regulation FD Disclosure

      On March 23, 2004, the registrant announced that its board of directors had declared a dividend in the amount of $.2144 per share to shareholders of record on March 31, 2004, payable on April 15, 2004.

SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CAREY INSTITUTIONAL PROPERTIES INCORPORATED



                                                  By:/s/  Gordon F. DuGan
                                                     --------------------
                                                          Gordon F. DuGan





Date:  March 24, 2004